UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2020 (May 15, 2020)

BankUnited, Inc.
   (Exact name of registrant as specified in its charter)

Delaware	001-35039	27-0162450
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14817 Oak Lane
Miami Lakes, FL 33016
(Address of principal executive offices) (Zip Code)

(305) 569-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BKU	New York Stock Exchange

        Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 15, 2020, BankUnited, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) and the following proposals were voted on:

Proposal No. 1:  To elect nine directors to the Company’s Board of Directors (the “Board”) to serve until the next annual meeting of stockholders and until that person's successor is duly elected and qualified, or until that person's earlier, death, resignation or removal.
Proposal No. 2:  To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2020.
Proposal No. 3:  To hold an advisory vote to approve the compensation of the Company’s named executive officers.
Proposal No. 4:  To approve the amendment of the BankUnited, Inc. 2014 Omnibus Equity Incentive Plan.
Each proposal is described in detail in the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 10, 2020. The results of such stockholder votes are set forth below.
Proposal No. 1: All of the director nominees were elected to the Board based on the following votes:

Nominee	For	Withheld	Broker Non-Vote
Tere Blanca	78,460,726	994,901	3,552,240
John N. DiGiacomo	79,260,068	195,559	3,552,240
Michael J. Dowling	78,451,361	1,004,266	3,552,240
Douglas J. Pauls	79,006,846	448,781	3,552,240
A. Gail Prudenti	78,435,314	1,020,313	3,552,240
William S. Rubenstein	79,235,817	219,810	3,552,240
Rajinder P. Singh	77,256,852	2,198,775	3,552,240
Sanjiv Sobti, Ph.D.	79,258,217	197,410	3,552,240
Lynne Wines	79,233,404	222,223	3,552,240

Proposal No. 2: The proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 received the following votes:
For	Against	Abstain	Broker Non-Vote
81,815,578	1,186,492	5,797	—

Proposal No. 3: The advisory vote to approve the Compensation of the Company’s named executive officers received the following votes:

For	Against	Abstain	Broker Non-Vote
76,422,686	2,821,062	211,879	3,552,240

Proposal No. 4: To approve the amendment of the BankUnited, Inc. 2014 Omnibus Equity Incentive Plan received the following votes:

For	Against	Abstain	Broker Non-Vote
75,207,548	4,222,790	25,289	3,552,240

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKUNITED, INC.

Dated: May 19, 2020	By:	/s/ Leslie Lunak
Name: Leslie Lunak
Title: Chief Financial Officer